NSO

KEYSTAR CORP

2023 STOCK PLAN

NOTICE OF STOCK OPTION GRANT

________________________________

________________________________

________________________________

(Grantee name and address)

You have been granted an option to purchase shares of the Common Stock of KEYSTAR CORP (the “Company”) as follows, subject to the terms of the KEYSTAR CORP 2023 Stock Plan and the attached Stock Option Award Agreement.

Date of Grant:	April 10, 2023
Vesting Commencement Date:	April 10, 2023
Exercise Price per Share (Not less than FMV at grant):	$0.50
Total Number of Shares Subject to Option:
Total Exercise Price:
Type of Option:	Nonstatutory Stock Option (NSO)
Term/Expiration Date:	10 years
Vesting Schedule:	Subject to the Plan and the Stock Option Award Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule:

The Options will vest as to 25% of the shares subject to the Option on __________, 2023. Thereafter, the Option will further vest as to 1/48th of the shares subject to the Option on the ______ day of each month, beginning on ______________ 2023, for a period of 36 months; provided all vesting is subject to Grantee having provided Continuous Service to the Company or a Related Corporation through each such vesting date.

Exercise Period:

To the extent vested, the Option may be exercised for the period provided under Section 4 of the Stock Option Award Agreement (but in no event later than the Expiration Date); provided that upon a termination for Cause vested and unvested Options will be immediately terminated and forfeited.

NSO

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the KEYSTAR CORP 2023 Stock Plan (the “Plan”) and the Stock Option Award Agreement, all of which are attached and made a part of this document.

COMPANY:

KEYSTAR CORP

By: __________________________________________

    Mark Thomas, Chief Executive Officer

Address:  78 SW 7th St., Suite 500, Miami, FL 33130

GRANTEE:

[____________________]

______________________________________________

Signature